Exhibit 10.1
SECOND AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT
     This SECOND AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of June 26, 2008 (this “Amendment”), is by and among MEDICAL PROPERTIES TRUST, INC., a Maryland corporation (“Holdings”), MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “Borrower”), the financial institutions listed on the signature pages hereof (the “Lenders”) and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (the “Administrative Agent”). Reference is made to that certain Revolving Credit and Term Loan Agreement, dated as of November 30, 2007, as amended by the First Amendment to Revolving Credit and Term Loan Agreement (the “First Amendment”) dated as of March 13, 2008 (as so amended, the “Credit Agreement”), by and among Holdings, the Borrower, the Lenders referenced therein and the Administrative Agent. Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement, as amended hereby.
RECITALS
     WHEREAS, the Borrower and the Lenders desire to amend the Credit Agreement to:
     (i) change the terms of the bridge loan facility previously consented to by the Lenders; and
     (ii) make certain other modifications as set forth below.
     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION 1. AMENDMENTS TO CREDIT AGREEMENT

1.1	Amendments to Section 1.1: Defined Terms.
     Subsection 1.1 of the Credit Agreement is hereby further amended by deleting the definition of the term set forth in quotation marks below and substituting therefor the following definition:
“2008 Exchangeable Senior Note Indenture”: the Indenture entered into by the Borrower and Holdings in connection with the issuance of the 2008 Exchangeable Senior Notes in the principal amount of up to $82.0 million, the terms of which shall be as set forth on Exhibit B to the First Amendment and shall otherwise be substantially the same as the Senior Exchangeable Note Indenture, in each case with such changes as would be permitted for an amendment to the 2008 Senior Exchangeable Note Indenture pursuant to Section 7.9 hereof, together with all instruments and other agreements entered into by Borrower or Holdings in connection therewith.

“Bridge Loan Credit Agreement”: a Term Loan Agreement, if entered into, providing for a term loan facility of up to $75.0 million, the proceeds of which are used to fund, in part, the Acquisition (including to repay Loans made under this Agreement to fund the Acquisition) and to pay fees, commissions and expenses in connection therewith, with a maturity of November 8, 2010, secured by the same Collateral securing the Loans under this Agreement, subject to the Intercreditor Agreement, having the other terms as set forth on Exhibit C to the First Amendment and otherwise on terms acceptable to the Borrower.

“Intercreditor Agreement”: an Intercreditor Agreement, substantially in the form of Exhibit F (with such modifications thereto as may be agreed by the parties thereto), among the Administrative Agent and KeyBank National Association (or its successor), as administrative agent under the Bridge Loan Documents.

1.2	Amendments to Subsection 7.2: Indebtedness.
     Section 7.2(a) of the Credit Agreement is hereby amended by restating such clause (a) in its entirety to read as follows:
“(a) (i) Indebtedness of any Loan Party pursuant to any Loan Document, (ii) Indebtedness of the Borrower and Guarantee Obligations of the Borrower and the Guarantors in respect of the Bridge Loan Documents in an aggregate principal amount not to exceed $75.0 million and (iii) any refinancings, renewals or extensions of any Indebtedness described in the foregoing clause (ii) (a “Refinancing”); provided that (A) the principal amount thereof (excluding accrued interest and the amount of fees and expenses incurred and premiums paid in connection therewith) is not increased, (B) the weighted average life to maturity of the principal amount thereof has not decreased, nor the final maturity thereof shortened, in either case, with respect to a period when Loans are outstanding, and (C) any Liens securing any such Indebtedness which is a Refinancing are junior to or pari passu in priority with the Liens securing the Obligations, subject to the Intercreditor Agreement, and in any case are limited to Collateral that secures the Loans.”

1.3	Amendment to Subsection 7.3: Liens
     Section 7.3(i) of the Credit Agreement is hereby amended by restating such clause (i) in its entirety to read as follows:
     “(i) Liens (not affecting the Collateral) securing Indebtedness constituting Indebtedness permitted by Section 7.2(f).”

1.4	Amendments to Exhibits.
     (a) Exhibit C to the First Amendment is hereby deleted in its entirety and replaced by Exhibit C attached hereto.

     (b) Exhibit F to the Credit Agreement is hereby deleted in its entirety and replaced by Exhibit F attached hereto.
SECTION 2. REPRESENTATIONS AND WARRANTIES
          In order to induce Lenders and Administrative Agent to enter into this Amendment, Borrower and Holdings each represents and warrants to each Lender and Administrative Agent that the following statements are true, correct and complete:
          (i) each of Borrower and Holdings has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”);
          (ii) the execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Borrower and Holdings;
          (iii) No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment, except consents, authorizations, filings and notices which have been obtained or made and are in full force and effect;
          (iv) The execution, delivery and performance of this Amendment will not violate any Requirement of Law or any Contractual Obligation of any Group Member, except for any such violation which could not reasonably be expected to have a Material Adverse Effect, and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents or the Bridge Loan Documents).
          (v) this Amendment and the Amended Agreement have been duly executed and delivered by Borrower and Holdings and are the legally valid and binding obligations of Borrower and Holdings, enforceable against Borrower and Holdings in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability;
          (vi) the representations and warranties contained in Section 4 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the date hereof and the Amendment Effective Date to the same extent as though made on and as of such dates, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date; and
          (vii) no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default or Event of Default.

SECTION 3. ACKNOWLEDGEMENT AND CONSENT
     Each Guarantor has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Guarantor under, and the Liens granted by such Guarantor as collateral security for the indebtedness, obligations and liabilities evidenced by the Credit Agreement and the other Loan Documents pursuant to, each of the Loan Documents to which such Guarantor is a party shall not be impaired and each of the Loan Documents to which such Guarantor is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.
     Each of Holdings, Borrower and the Subsidiary Guarantors hereby acknowledges and agrees that the Secured Obligations under, and as defined in, the Guarantee and Collateral Agreement dated as of November 30, 2007, by and among Holdings, Borrower, the Subsidiary Guarantors and Administrative Agent (the “Guarantee and Collateral Agreement”) will include all Obligations under, and as defined in, the Credit Agreement (as amended hereby).
     Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.
SECTION 4. CONDITIONS TO EFFECTIVENESS
     Except as set forth below, Section 1 of this Amendment shall become effective only upon the satisfaction of the following conditions precedent (the date of satisfaction of such conditions being referred to as the “Amendment Effective Date”):
     A. The Borrower, Holdings, the other Guarantors and the Required Lenders shall have indicated their consent hereto by the execution and delivery of the signature pages hereof to the Administrative Agent.
     B. The Administrative Agent shall have received a secretary’s certificate of Holdings and the Borrower (i) either confirming that there have been no changes to its organizational documents since November 30, 2007, or if there have been changes to Holdings’ or the Borrower’s organizational documents since such date, certifying as to such changes, and (ii) certifying as to resolutions and incumbency of officers with respect to this Amendment and the transactions contemplated hereby.
     C. The Lenders and the Administrative Agent shall have received all costs and expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel for which the Borrower agrees it is responsible pursuant to Section 10.5 of the Credit Agreement), in connection with this Amendment.

     D. The Administrative Agent shall have received satisfactory evidence of the termination of the commitments described in the commitment letter, dated March 13, 2008, among the Borrower, UBS AG, and the other financial institutions party thereto.
SECTION 5. MISCELLANEOUS
     A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.
     (i) On and after the effective date of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.
     (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
     (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under the Credit Agreement or any of the other Loan Documents.
     B. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
     C. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
     D. Intercreditor Agreement. The Lenders hereby authorize the Administrative Agent to enter into the Intercreditor Agreement.
     E. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 4 hereof) shall become effective upon the execution of a counterpart hereof by Holdings, Borrower and the Requisite Lenders and receipt by Borrower and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

HOLDINGS:	MEDICAL PROPERTIES TRUST, INC.
	By:	/s/ R. Steven Hamner
		Name:	R. Steven Hamner
		Title:	Executive Vice President and Chief Financial Officer

BORROWER:	MPT OPERATING PARTNERSHIP, L.P.,
	By:	/s/ R. Steven Hamner
		Name:	R. Steven Hamner
		Title:	Executive Vice President and Chief Financial Officer

SUBSIDIARY GUARANTORS
(FOR PURPOSES OF
SECTION 3):
MPT OF REDDING, LLC
MPT OF CHINO, LLC
MPT OF SHERMAN OAKS, LLC
MPT OF BUCKS COUNTY, LLC
MPT OF VICTORVILLE, LLC
MPT OF BLOOMINGTON, LLC
MPT OF COVINGTON, LLC
MPT OF DENHAM SPRINGS, LLC
MPT OF DALLAS LTACH, LLC
MPT OF CENTINELA, LLC
MPT OF MONTCLAIR, LLC
MPT OF PORTLAND, LLC
MPT OF WARM SPRINGS, LLC
MPT OF VICTORIA, LLC
MPT OF LULING, LLC
MPT OF HUNTINGTON BEACH, LLC
MPT OF WEST ANAHEIM, LLC
MPT OF LA PALMA, LLC
MPT OF TWELVE OAKS, LLC
MPT OF SHASTA, LLC
MPT OF PARADISE VALLEY, LLC
MPT OF SOUTHERN CALIFORNIA, LLC
MPT OF INGLEWOOD, LLC
8451 PEARL STREET, LLC
4499 ACUSHNET AVENUE, LLC
MPT OF BENNETTSVILLE, LLC
MPT OF BOSSIER CITY, LLC
MPT OF CLEVELAND, TEXAS, LLC
MPT OF CHERAW, LLC
MPT OF IDAHO FALLS, LLC
MPT OF TUCSON, LLC
MPT OF WEBSTER, LLC
MPT OF POPLAR BLUFF, LLC
MPT OF PROVIDENCE, LLC
MPT OF SPRINGFIELD, LLC
MPT OF WARWICK, LLC
MPT OF BRISTOL, LLC
MPT OF ENFIELD, LLC
MPT OF WEST VALLEY CITY, LLC
MPT OF FT. LAUDERDALE, LLC
MPT OF NEWINGTON, LLC
MPT OF DETROIT, LLC

MPT OF MORGANTOWN, LLC

By:	MPT OPERATING PARTNERSHIP, L.P., sole member of each of the above entities

By:	/s/ R. Steven Hamner

	Name:	R. Steven Hamner
	Title:	Executive Vice President and CFO
of MPT Operating Partnership, L.P.

MOUNTAIN VIEW - MPT HOSPITAL, LLC (f/k/a HCPI/IDAHO FALLS, LLC)

By:	MPT OF IDAHO FALLS, LLC, its authorized member

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

	By:	/s/ R. Steven Hamner

		Name:	R. Steven Hamner
		Title:	Executive Vice President and CFO
of MPT Operating Partnership, L.P.

MPT OF BUCKS COUNTY, L.P.

By:	MPT OF BUCKS COUNTY, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

MPT OF DALLAS LTACH, L.P.

By:	MPT OF DALLAS LTACH, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

MPT OF CENTINELA, L.P.

By:	MPT OF CENTINELA, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

MPT OF MONTCLAIR, L.P.

By:	MPT OF MONTCLAIR, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

MPT OF WARM SPRINGS, L.P.

By:	MPT OF WARM SPRINGS, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

MPT OF VICTORIA, L.P.

By:	MPT OF VICTORIA, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

MPT OF LULING, L.P.

By:	MPT OF LULING, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

MPT OF HUNTINGTON BEACH, L.P.

By:	MPT OF HUNTINGTON BEACH, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

MPT OF WEST ANAHEIM, L.P.

By:	MPT OF WEST ANAHEIM, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

MPT OF LA PALMA, L.P.

By:	MPT OF LA PALMA, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

MPT OF TWELVE OAKS, L.P.

By:	MPT OF TWELVE OAKS, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

MPT OF SHASTA, L.P.

By:	MPT OF SHASTA, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

MPT OF PARADISE VALLEY, L.P.

By:	MPT OF PARADISE VALLEY, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

MPT OF SOUTHERN CALIFORNIA, L.P.

By:	MPT OF SOUTHERN CALIFORNIA, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

MPT OF INGLEWOOD, L.P.

By:	MPT OF INGLEWOOD, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

MPT OF CLEVELAND, TEXAS, L.P.

By:	MPT OF CLEVELAND, TEXAS, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

MPT OF WEBSTER, L.P.

By:	MPT OF WEBSTER, LLC, its general partner

By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

	By:	/s/ R. Steven Hammer

		Name:	R. Steven Hamner
		Title:	Executive Vice President
and CFO of MPT
Operating Partnership, L.P.

LENDERS:
J.P. MORGAN CHASE BANK, N.A., as Lender and as Administrative Agent
	By:	/s/ Vanessa Chiu
		Name:	Vanessa Chiu
		Title:	Vice President

KEYBANK NATIONAL ASSOCIATION, as Syndication Agent and as a Lender
By:	/s/ Laura Conway
	Name:	Laura Conway
	Title:	Vice President

RAYMOND JAMES BANK, FSB, as a Lender
By:	/s/ Thomas Scott
	Name:	Thomas Scott
	Title:	Senior Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender
By:	/s/ Carin Keegan
	Name:	Carin Keegan
	Title:	Director

By:	/s/ Susan LeFevre
	Name:	Susan LeFevre
	Title:	Director

UBS LOAN FINANCE LLC, as a Lender
By:	/s/ Richard L. Tavrow
	Name:	Richard L. Tavrow
	Title:	Director

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

ROYAL BANK OF CANADA, as a Lender
By:	/s/ Jake Sigmund
	Name:	Jake Sigmund
	Title:	Authorized Signatory

EXHIBIT C
Summary of Bridge Loan Credit Agreement

EXHIBIT F
Form of Intercreditor Agreement